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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)     NOVEMBER 18, 2003
                                                         -----------------------



                            SUPERIOR GALLERIES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-27121                   35-2208007
----------------------------           -------                   ----------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


            9478 WEST OLYMPIC BLVD, BEVERLY HILLS, CALIFORNIA, 90212
--------------------------------------------------------------------------------
                (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code         (310) 203-9855
                                                  ------------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 18, 2003, Superior Galleries, Inc. and subsidiaries ("Superior") notified Haskell & White LLP ("H&W"), the independent accounting firm that was engaged as Superior's principal accountant to audit Superior's financial statements, that it intended to engage new certifying accountants, in effect terminating Superior's relationship with H&W.

         The audit reports of H&W on the consolidated financial statements of Superior as of and for the years ended June 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that H&W's reports dated September 5, 2003 and December 12, 2002 on the consolidated financial statements of Superior as of and for the years ended June 30, 2003 and 2002, respectively, each contained a separate paragraph stating as follows:

                  "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the consolidated financial statements, the Company has suffered recurring losses from operations, negative cash flows from operations, is in default on a significant debt obligation, and has limited working capital that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         Superior's decision to change accountants was approved by Superior's audit committee and board of directors. In connection with the audits of the two years ended June 30, 2003 and 2002, and during the subsequent interim period through November 18, 2003 there were no disagreements with H&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to H&W's satisfaction, would have caused H&W to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B under the Securities Act of 1933, as amended ("Securities Act").

         On November 18, 2003 Superior engaged Singer Lewak Greenbaum and Goldstein, LLP ("SLGG") as its new certified public accountants. Superior has not consulted with SLGG in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Superior's financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) of Regulation S-B.

         On November 18, 2003, Superior provided H&W with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-B under the Securities Act. Superior requested that H&W furnish Superior with a letter addressed to the Securities and Exchange Commission stating whether H&W agrees with the statements made by Superior in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of H&W's letter is filed as an exhibit to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  16.1 Letter from Haskell & White LLP regarding change in certifying accountant.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2003                SUPERIOR GALLERIES, INC.

                                        By:  /s/ PAUL BIBERKRAUT
                                            ------------------------------------
                                        Paul Biberkraut, Chief Financial Officer






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